UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 26, 2008

CHARMING SHOPPES, INC.
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	000-07258	23-1721355
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

450 WINKS LANE, BENSALEM, PA 19020
(Address of principal executive offices) (Zip Code)

(215) 245-9100
(Registrant’s telephone number, including area code)

NOT APPLICABLE
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On June 26, 2008 we issued a press release announcing that, at our Annual Meeting of Shareholders held on the same date, shareholders re-elected Dorrit J. Bern, the Company's President and Chief Executive Officer, and Alan Rosskamm to the Board of Directors, and elected Arnaud Ajdler, Michael C. Appel, Richard W. Bennet III and Michael Goldstein as new directors of the Company.  In addition, our shareholders overwhelmingly voted in favor of all other proposals for the 2008 Annual Meeting of Shareholders.  The press release is attached as Exhibit 99.1 to this Report on Form 8-K.  A slide presentation used by Dorrit J. Bern, our Chairman, Chief Executive Officer, and President, in connection with her remarks at the Annual Meeting is also attached as Exhibit 99.2.

The presentation contains certain forward-looking statements concerning our operations, performance, and financial condition.  Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated.  Such risks and uncertainties may include, but are not limited to: the failure to consummate our identified strategic solution for our non-core misses apparel catalog titles and the refinancing of certain real estate assets; the failure to effectively implement our planned cost and capital budget reduction plans; the failure to effectively implement our plans for consolidation of the Catherines Plus Sizes brand, a new organizational structure and enhancements in our merchandise and marketing; the failure to generate a positive response to our new Lane Bryant catalog and the Lane Bryant credit card program; the failure to implement our business plan for increased profitability and growth in our retail stores and direct-to-consumer segments; the failure to successfully implement our expansion of Cacique through new store formats; the failure to achieve improvement in our competitive position; adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects; declining response rates to catalog offerings; the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business; changes in or miscalculation of fashion trends; extreme or unseasonable weather conditions; economic downturns; escalation of energy costs; a weakness in overall consumer demand; the failure to find suitable store locations; increases in wage rates; the ability to hire and train associates; trade and security restrictions and political or financial instability in countries where goods are manufactured; the interruption of merchandise flow from our centralized distribution facilities; competitive pressures; and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies.  These, and other risks and uncertainties, are detailed in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended February 2, 2008 and our other filings with the Securities and Exchange Commission.  We assume no duty to update or revise our forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.

In accordance with general instruction B.2 to Form 8-K, the information included in this Item 7.01, and the exhibits attached hereto, shall be deemed to be “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press release dated June 26, 2008.

99.2	Charming Shoppes, Inc. slide presentation.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARMING SHOPPES, INC.
(Registrant)

Date: June 26, 2008	/S/ ERIC M. SPECTER
Eric M. Specter
Executive Vice President
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated June 26, 2008.

99.2	Charming Shoppes, Inc. slide presentation.

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